SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               January 10, 1995
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                            1-3157                      13-0872805
(State of                          (Commission                 (IRS Employer
Incorporation)                     File)                       Identification
                                                               Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              A press release was issued on January 10, 1995 regarding 1994 fourth-quarter unaudited net earnings of $154 million or $1.23 per common share verses 1993 fourth-quarter net earnings of $100 million or $.81 a common share.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              N/A

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

              N/A

              (b) Pro Forma Financial Information:

              N/A

                                       2

              (c) Exhibits:


                     (99) Press Release, dated January 10, 1995

ITEM 8.       CHANGES IN FISCAL YEAR

              N/A

                                       3

                                  Signatures


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)

Date:  January 13, 1995                   /s/ SYVERT E. NERHEIM
       Purchase, NY                       Syvert E. Nerheim
                                          Assistant Secretary

                                       4

                                 EXHIBIT INDEX

              (99) Press Release, dated January 10, 1995